UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 11, 2020
COLGATE PALMOLIVE COMPANY
 (Exact name of registrant as specified in its charter)

Delaware	1-644	13-1815595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Park Avenue, New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 310-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	CL	New York Stock Exchange
0.000% Notes due 2021	CL 21A	New York Stock Exchange
0.500% Notes due 2026	CL 26	New York Stock Exchange
1.375% Notes due 2034	CL 34	New York Stock Exchange
0.875% Notes due 2039	CL 39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Consistent with previously announced succession plans, on March 11, 2020, Colgate-Palmolive Company (“Colgate”) announced that Mr. Ian Cook will retire from his positions as Executive Chairman and a director of Colgate, and that the Board of Directors (the “Board”) has unanimously elected Mr. Noel R. Wallace, currently Chief Executive Officer and President and a member of the Board of Directors, to the additional role of Chairman of the Board, in each case effective April 1, 2020.

Also at its meeting on March 11, 2020, Colgate’s Board elected Ms. Martina Hund-Mejean, former Chief Financial Officer of Mastercard, Inc. (“Mastercard”), to the Colgate Board.  Ms. Hund-Mejean was appointed to the Board’s Audit and Finance Committees. Ms. Hund-Mejean, 59, brings extensive leadership experience and financial expertise to the Colgate Board.  Ms. Hund-Mejean served as Chief Financial Officer of Mastercard from 2007 until her retirement in April 2019.  Prior to joining Mastercard, Ms. Hund-Mejean served as Senior Vice President and Treasurer of Tyco International Ltd. from 2002 to 2007 and Senior Vice President and Treasurer of Lucent Technologies Inc. from 2000 to 2002.  She previously held a series of finance positions of increasing responsibility at General Motors Company from 1988 to 2000.  Ms. Hund-Mejean will receive compensation as a non-employee director in accordance with Colgate’s director compensation program described in Colgate’s proxy statement filed with the Securities and Exchange Commission on March 27, 2019.

On March 11, 2020, Mr. Charles A. Bancroft resigned from Colgate’s Board.  Colgate is filing this 8-K pursuant to Item 5.02(b), “Departure of Directors or Certain Officers.”

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On March 11, 2020, the Board approved amendments to Colgate’s By-laws to eliminate the Board’s discretion to nominate a director who has reached 72 years of age, to make certain clarifications and refinements to the advance notice by-law contained in By-law 11 and to implement certain other technical and administrative changes.

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits.  The following exhibit is filed with this document:

Exhibit Number	Description

3.01	Colgate-Palmolive Company By-Laws, Amended and Restated as of March 11, 2020

104	Cover Page Interactive Data File (embedded within the Inline eXtensible Business Reporting Language (Inline XBRL) document)

EXHIBIT INDEX

Exhibit Number	Description

3.01	Colgate-Palmolive Company By-Laws, Amended and Restated as of March 11, 2020

104	Cover Page Interactive Data File (embedded within the Inline eXtensible Business Reporting Language (Inline XBRL) document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLGATE-PALMOLIVE COMPANY

Date: March 11, 2020	By:	/s/ Jennifer M. Daniels
	Name:	Jennifer M. Daniels
	Title:	Chief Legal Officer and Secretary

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